                                   THE STRONG
                            ASSET ALLOCATION FUND II
                        ANNUAL REPORT o DECEMBER 31, 1996

                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Asset Allocation Fund II ................................  2


FINANCIAL INFORMATION

     Schedule of Investments in Securities ..............................  4

     Statement of Operations ............................................  4

     Statement of Assets and Liabilities ................................  5

     Statement of Changes in Net Assets .................................  5

     Notes to Financial Statements ......................................  6


FINANCIAL HIGHLIGHTS ....................................................  8

REPORT OF INDEPENDENT ACCOUNTANTS .......................................  8

                                   [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.    4691A97

THE STRONG ASSET ALLOCATION FUND II

THE STRONG ASSET ALLOCATION FUND II SEEKS HIGH TOTAL RETURN CONSISTENT WITH REASONABLE RISK OVER THE LONG TERM.

The Strong Asset Allocation Fund II seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and short-term fixed-income securities.


THE FUND'S BENCHMARK ADJUSTED JULY 1

As reported in the Fund's semi-annual report, the normal benchmark allocations for the Fund were changed on July 1 to allow for a larger weighting in equities. Previously, the Fund's benchmark allocations to stocks, bonds and cash had been 40%, 40%, and 20%, respectively. The new benchmark allocations are 60%, 35%, and 5%. The Fund's allowable maximum and minimum ranges were modified as follows:

           RANGE PRIOR TO JULY 1              RANGES AFTER JULY 1
-------------------------------------------------------------------------------

Stocks          10%-60%                             30%-70%

Bonds           20%-60%                             20%-70%

Cash             0%-70%                              0%-50%
-------------------------------------------------------------------------------

This expanded ability to invest in stocks gives the Fund the potential for higher total returns than did its prior benchmark allocation. Of course, this change increased the Fund's potential share-price volatility.


A YEAR OF DIVERSE PERFORMANCE FOR THE MARKETS
Overall, the stock market performed well during the year, while bonds experienced more challenging conditions. In early 1996, many investors and analysts expected weak economic growth to continue in the U.S. In fact, the Federal Reserve cut the federal funds rate in January 1996, a continuation of the easing it began the previous July, and a sign that the Fed believed the economy needed at least modest stimulus.

However, in February, an unexpectedly large number of new jobs - and subsequent indications of a strengthening economy led many to believe that economic growth was accelerating rather than weakening. In response, interest rates across all maturities reversed direction and headed higher, producing price declines in most sectors of the bond market. Stocks, for the most part, ignored the effect of rising rates and continued higher.

Through June and July, however, stocks experienced a brief but sharp correction as equity investors, too, began to worry about the effect of higher rates on stock valuations. But as the year drew to a close, stock and bond investors seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that economic growth was unlikely to top 3% annually. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the fed funds rate unchanged, and stocks rebounded to new highs.


OVERALL, THE NEW PORTFOLIO POSITIONING WORKED WELL
In general, the Fund's new benchmark allocation performed well. Unfortunately, the timing of the change was slightly off, as we increased the portfolio's equity weighting at what turned out to be a high point in the market, and reduced the bond position when bonds were in the midst of a short-term correction.

After the July 1 reallocation, we tended to keep the portfolio between 50% and 60% weighted in equities through the use of futures contracts. This helped the portfolio perform fairly well as stock prices rallied during the last five months of the year. We tended to keep the bond portion neutrally positioned, which helped the Fund during the end of the fiscal year, when interest rates began to decline, resulting in higher bond prices.

WE'LL LIKELY REMAIN NEUTRAL FOR THE NEAR TERM
For the near term, we will likely maintain the Fund fairly close to its benchmark allocation - about 60% invested in stocks, with the remainder in bonds and cash. While the financial markets have performed quite well recently, there is still some uncertainty regarding the economy's real strength, and whether it can maintain its current growth rate. As the year ended, the markets held a fairly rosy view of the economy - slow growth, low inflation, and the possibility of lower interest rates. This scenario may, in fact, occur. But there are likely to be some occasional bouts of volatility along the way.

That said, there are fundamental reasons for optimism. The Federal Reserve remains vigilant against inflation, and we still have in place a balance between the President and Congress that so far has benefited financial markets.

In addition, one major advantage of the Asset Allocation Fund is that we have the flexibility to adapt if conditions change. We intend to closely monitor the investment climate both here and abroad, and make the changes we believe can benefit the Fund.

We appreciate your confidence in the Strong Asset Allocation Fund II.

Sincerely,





/s/ Bradley C. Tank
Bradley C. Tank
Lead Portfolio Manager
[PHOTO OF BRADLEY C. TANK]


--------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL
                                                        TOTAL RETURNS(1)
                                                        As of 12-31-96

                                                        1-year         12.94%

                                                        Since
                                                        Inception      12.09%
                                                        (on 11-30-95)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 11-30-95 to 12-31-96
[GRAPH]

        The Strong
          Asset                        Lipper Flexible
        Allocation       S&P 500       Portfolio Funds
         Fund II       Stock Index*         Index*
11-95    10,000           10,000            10,000
12-95    10,019           10,192            10,106
3-96     10,249           10,739            10,429
6-96     10,511           11,221            10,703
9-96     10,689           11,568            10,945
12-96    11,316           12,533            11,526



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                       December 31, 1996
--------------------------------------------------------------------------------

                                         PRINCIPAL     VALUE
                                          AMOUNT     (NOTE 2)
UNITED STATES GOVERNMENT ISSUES 8.5%
United States Treasury Notes, 5.875%,
  Due 11/15/05 (COST $50,566)                     $ 50,000     $ 48,250

SHORT-TERM INVESTMENTS (a) 96.2%
COMMERCIAL PAPER 51.4%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.51%     22,900       22,900
Eli Lilly & Company, 5.33%                          26,000       26,000
General Mills, Inc., 5.49%                          25,000       25,000
Johnson Controls, Inc., 5.53%                       27,150       27,150
Pitney Bowes Credit Corporation, 5.51%              22,485       22,485
Sara Lee Corporation, 5.49%                         26,000       26,000
Southwestern Bell Telephone Company, 5.49%          26,000       26,000
Warner Lambert Company, 5.48%                       96,600       96,600
Wisconsin Electric Power Company, 5.55%             18,600       18,600
                                                               --------
                                                                290,735
UNITED STATES GOVERNMENT ISSUES 44.8%
United States Treasury Bills:
  Due 1/30/97                                      230,000      229,118
  Due 2/20/97 (b)                                   10,000        9,932
  Due 3/13/97 (b)                                   15,000       14,855
                                                               --------
                                                                253,905
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $544,630)                                               544,640
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $595,196)  104.7%                                       592,890
Other Assets and Liabilities, Net (4.7%)                        (26,803)
                                                               --------
NET ASSETS 100.0%                                              $566,087
                                                               ========


FUTURES
-------

                                                 UNDERLYING
                                 EXPIRATION     FACE AMOUNT     UNREALIZED
                                    DATE         AT VALUE      DEPRECIATION
--------------------------------------------------------------------------------
Purchased:
1 Five-Year U.S.Treasury Note       3/97         $106,594        ($1,531)
1 S&P 500                           3/97          372,250         (9,113)


                                                    PERCENTAGE OF
INDUSTRY DIVERSIFICATION                              NET ASSETS
--------------------------------------------------------------------------------
U.S. Government .....................................   53.4%
Healthcare - Drug/Diversified .......................   21.7
Food ................................................    9.0
Diversified Operations ..............................    4.8
Telecommunication Service ...........................    4.5
Insurance - Property & Casualty .....................    4.0
Office Automation ...................................    4.0
Electric Power ......................................    3.3
Other Assets and Liabilities, Net ...................   (4.7)
                                                       ------
Total                                                  100.0%
                                                       ======


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) All or a portion of security pledged to cover margin requirements for futures contracts.

Percentages are stated as a percent of net assets.




STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996

INTEREST INCOME                                              $26,659

EXPENSES:
   Investment Advisory Fees                                    4,481
   Custodian Fees                                              4,752
   Professional Fees                                           4,946
   Reports to Shareholders                                     6,888
   Other                                                       1,539
                                                             -------
   Total Expenses before Waivers and Absorptions              22,606
   Involuntary Expense Waivers and Absorptions by Advisor    (12,064)
                                                             -------
   Expenses, Net                                              10,542
                                                             -------
NET INVESTMENT INCOME                                         16,117

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain on:
      Investments                                                 44
      Futures Contracts                                       60,587
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                             (2,832)
      Futures Contracts                                       (9,053)
                                                             -------
NET GAIN                                                      48,746
                                                             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $64,863
                                                             =======


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996


ASSETS:
   Investments in Securities, at Value (Cost of $595,196)        $592,890
   Interest Receivable                                              1,065
                                                                 --------
   Total Assets                                                   593,955

LIABILITIES:
   Accrued Operating Expenses and Other Liabilities                27,868
                                                                 --------
NET ASSETS                                                       $566,087
                                                                 ========

Capital Shares Outstanding (Unlimited Number Authorized)           54,892

NET ASSET VALUE PER SHARE                                          $10.31
                                                                   ======




STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                              YEAR ENDED       PERIOD ENDED
                                                             DEC. 31, 1996     DEC. 31, 1995
                                                             -------------     -------------
                                                                                 (NOTE 1)
OPERATIONS:
   Net Investment Income                                       $ 16,117          $  1,896
   Net Realized Gain                                             60,631                63
   Change in Unrealized Appreciation/Depreciation               (11,885)           (1,065)
                                                               --------          --------
   Increase in Net Assets Resulting from Operations              64,863               894

CAPITAL SHARE TRANSACTIONS                                       52,212           500,000

DISTRIBUTIONS:
   From Net Investment Income                                   (16,070)           (1,896)
   In Excess of Net Investment Income                                --               (77)
   From Net Realized Gains                                      (33,839)               --
                                                               --------          --------
TOTAL INCREASE IN NET ASSETS                                     67,166           498,921

NET ASSETS:
   Beginning of Period                                          498,921                --
                                                               --------          --------
   End of Period                                               $566,087          $498,921
                                                               ========          ========

                                                                               5
                                            See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Asset Allocation Fund II commenced operations on November 30, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation-- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows:

     Capital Stock                                                   $552,212
     Undistributed Net Investment Loss                                    (30)
     Undistributed Net Realized Gain                                   26,855
     Net Unrealized Depreciation                                      (12,950)
                                                                     --------
                                                                     $566,087
                                                                     ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the year ended December 31, 1996 and the period from November 30, 1995 to December 31, 1995 were as follows:
                                        1996                      1995
                                        ----                      ----
                                 Shares    Dollars          Shares    Dollars
                                 ------    -------          ------    -------
     Shares Sold                 32,643   $344,372         50,000    $500,000
     Dividends Reinvested         1,888     19,720             --          --
     Shares Redeemed            (29,639)  (311,880)            --          --
                                -------   --------         ------    --------
                                  4,892   $ 52,212         50,000    $500,000
                                =======   ========         ======    ========

5.   RELATED PARTY TRANSACTIONS

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.85% of the first $35 million and 0.80% thereafter of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     Unaffiliated   directors'  fees,  excluding  the  effects  of  waivers  and reimbursements, for 1996 were $1,500. The Advisor owns 71% of the outstanding shares of the Fund at December 31, 1996.

6.   INVESTMENT TRANSACTIONS
     There were no purchases or sales of long-term securities for the year ended December 31, 1996.

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

     Aggregate Investment Cost                    $595,196
                                                  ========
     Aggregate Unrealized:
       Appreciation                               $     14
       Depreciation                                 (2,320)
                                                 ---------
                                                 ($  2,306)
                                                 =========
                                                                            7

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       12-31-96     12-31-95(b)
                                                       --------     -----------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.98    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.31       0.04
   Net Realized and Unrealized Gains
    (Losses) on Investments                               0.97      (0.02)
                                                       -------    -------
Total from Investment Operations                          1.28       0.02
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.31)     (0.04)
   From Net Realized Gains                               (0.64)        __
                                                       -------    -------
Total Distributions                                      (0.95)     (0.04)
                                                       -------    -------
NET ASSET VALUE, END OF PERIOD                         $ 10.31    $  9.98
                                                       =======    =======

TOTAL RETURN                                            +12.9%      +0.2%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $    566    $   499
Ratio of Expenses to Average Net Assets                   2.0%       1.6%*
Ratio of Net Investment Income to Average Net Assets      3.1%       4.3%*
Portfolio Turnover Rate                                   0.0%       0.0%



*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund, outstanding for the entire period.
(b)  Inception date is November 30, 1995. Total return is not annualized.






REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Asset Allocation Fund II

We have audited the accompanying statement of assets and liabilities of Strong Asset Allocation Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period from November 30, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Asset Allocation Fund II as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 1996 and for the period from November 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997